EXECUTION COPY

THIRD AMENDMENT TO

CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”) is made and entered into as of this 28th day of May, 2013 by and among ARC Properties Operating Partnership, L.P. (as successor to American Realty Capital Operating Partnership III, L.P.), a Delaware limited partnership (“Borrower”), TIGER ACQUISITION, LLC (as successor to American Realty Capital Trust III, Inc.), a Delaware limited liability company (“Tiger”), AMERICAN REALTY CAPITAL PROPERTIES, INC., a Maryland corporation (“ARCP”), the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the benefit of the Lenders (in such capacity, the “Administrative Agent”), as Issuing Bank and as Swingline Lender.

WITNESSETH:

WHEREAS, Borrower, Tiger, ARCP, the Administrative Agent and the Lenders are parties to a certain Credit Agreement dated as of February 14, 2013 (as amended by a First Amendment dated as of March 18, 2013 and an Augmenting Lender and Increasing Lender Supplement and Incremental Amendment dated as of March 28, 2013, together with any other modifications and amendments, collectively, the “Credit Agreement”);

WHEREAS, Borrower has requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Credit Agreement as described herein; and

WHEREAS, the Administrative Agent and the Lenders party to this Third Amendment have agreed to so amend certain terms and conditions of the Credit Agreement, all on the terms and conditions set forth below in this Third Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. All capitalized undefined terms used in this Third Amendment shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby.

2.	Amendments to Credit Agreement. As of the date hereof, the Credit Agreement is amended as follows:

a.	Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definition:

“Fundamental Change” has the meaning specified in Section 8.03.

b.	Section 8.02 of the Credit Agreement is hereby amended by (i) deleting the “and” now appearing at the end of clause (j) thereof and (ii) inserting the following new clauses (l) and (m) immediately after clause (k) thereof:

(l)	any Fundamental Change to the extent permitted under Section 8.03; and

(m) Investments in the ordinary course of business constituting (i) all of the Equity Interests of any Person the assets of which (other than immaterial assets) constitute real property assets and which Investments do not constitute or include the assumption of Indebtedness of such Person or a Guarantee of Indebtedness of such Person (in each case other than Non-Recourse Indebtedness) or (ii) all of the Equity Interests in any other Person the assets of which (other than immaterial assets) constitute real property assets so long as (A) immediately prior thereto, and immediately thereafter and after giving effect thereto, no Default or Event of Default has occurred or would result therefrom and (B) prior to consummating such Investment, Borrower shall have delivered to the Administrative Agent for distribution to each of the Lenders a Compliance Certificate, calculated on a pro forma basis based on information then available to the Borrower, evidencing the continued compliance by the Loan Parties with the terms and conditions of this Agreement and the other Loan Documents, including without limitation, the financial covenants contained in Section 8.14, after giving effect to such Investment;

c.	Section 8.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:

8.03       Fundamental Changes. Each of Parent and Borrower shall not, nor shall it permit any other Loan Party to, directly or indirectly, merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person (any such transaction, a “Fundamental Change”), except that, so long as no Event of Default has occurred and is continuing or would result therefrom:

(a)     any Loan Party (other than Parent or Borrower) may merge with (i) Parent or Borrower, provided that Parent or Borrower, as applicable, shall be the continuing or surviving Person, or (ii) any other Loan Party, or (iii) any other Person provided that, if it owns a Borrowing Base Property and is not the surviving entity, then Borrower has complied with Section 4.09 to remove such Borrowing Base Property from the Borrowing Base;

(b)     any Loan Party (other than Parent or Borrower) may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to another Loan Party;

(c)     any Loan Party may Dispose of a Property owned by such Loan Party in the ordinary course of business and for fair value; provided that if such Property is a Borrowing Base Property, then Borrower shall have complied with Section 4.09;

(d)     Parent or Borrower may, directly or indirectly, merge or consolidate with any other Person so long as (i) Parent or Borrower shall be the survivor thereof; (ii) Borrower shall have given the Administrative Agent and the Lenders at least 30 days’ prior written notice of such consolidation or merger; (iii) immediately prior thereto, and immediately thereafter and after giving effect thereto, no Default or Event of Default has occurred or would result therefrom; (iv) at the time Borrower gives notice pursuant to clause (ii) of this subsection, Borrower shall have delivered to the Administrative Agent for distribution to each of the Lenders a Compliance Certificate, calculated on a pro forma basis based on information then available to the Borrower, evidencing the continued compliance by the Loan Parties with the terms and conditions of this Agreement and the other Loan Documents, including without limitation, the financial covenants contained in Section 8.14, after giving effect to such consolidation or merger and (v) Borrower obtains the prior written consent in writing of the Required Lenders in their sole discretion (which consent was granted by the Required Lenders pursuant to the terms of the Third Amendment to this Agreement dated May 28, 2013); and

(e)     Parent and Borrower may consummate the Permitted Merger Transaction.

Nothing in this Section shall be deemed to prohibit the sale or leasing of Property or portions of Property in the ordinary course of business.

d.	Section 8.05 of the Credit Agreement is hereby amended by (i) deleting the “and” now appearing at the end of clause (h) thereof, (ii) deleting the period (“.”) now appearing at the end of clause (i) thereof and substituting the following therefor: “; and”; and (iii) inserting the following new clause (j) immediately after clause (i) thereof:

(j)           Parent, Borrower or any Loan Party may declare and make any Restricted Payment of non-core assets (or the Equity Interest of any Subsidiary the sole assets of which are non-core assets) acquired in a Fundamental Change; provided that (i) such Restricted Payment shall be made within 360 days of such Fundamental Change, (ii) immediately prior thereto, and immediately thereafter and after giving effect thereto, no Default or Event of Default has occurred or would result therefrom and (iii) Borrower and Parent will remain in pro forma compliance with the covenants set forth in Section 8.14 after giving effect to such Restricted Payment.

e.	Section 8.06 of the Credit Agreement is hereby amended to add “(other than Sections 8.02(l) and (m))” immediately after “Except for Investments permitted under Section 8.02” contained therein.

3.	Required Lender Consent and Waiver. Each of the Lenders party hereto hereby consents to any Fundamental Change that shall have satisfied the requirements of clauses (i) through (iv) of Section 8.03(d) of the Credit Agreement as amended by this Third Amendment and, solely in connection with that certain acquisition by Parent, Borrower and its Subsidiaries of an entity identified to the Lenders under the code name “Cowboy” and/or its affiliates (the “Company”) pursuant to that certain Agreement and Plan of Merger to be entered into on or about the date hereof, by and among Parent, Borrower, a subsidiary of the Parent established for the purposes of the Cowboy Acquisition, the Company and certain subsidiaries of the Company (the “Cowboy Acquisition”), the Required Lenders hereby solely waive the requirements of Section 8.03(d)(ii) and (iv) in respect of the Cowboy Acquisition; provided, with respect to the waiver of Section 8.03(d)(iv), that Borrower deliver the Compliance Certificate referred to therein on or prior to the date the Cowboy Acquisition is consummated.

4.	Conditions to Effectiveness. This Third Amendment shall not be effective until the Administrative Agent shall have received counterparts of this Third Amendment duly executed and delivered by the Borrower and the other Loan Parties, the Administrative Agent, the Issuing Bank, the Swingline Lender and the Required Lenders.

5.	Representations and Warranties. The representations and warranties of Borrower and each other Loan Party, contained in Article VI of the Credit Agreement or any other Loan Document are true and correct in all material respects (except to the extent that any such representation and warranty is qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case it shall be true and correct in all respects (after giving effect to any such qualification)) on and as of the date hereof; provided, if any such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case it shall be true and correct in all respects (after giving effect to any such qualification)) as of such earlier date.

6.	Limited Amendment; Ratification of Loan Documents. Except as specifically amended hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed in all respects. This Third Amendment shall not be deemed a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, except as expressly set forth herein.

7.	Governing Law. This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York.

8.	Miscellaneous. This Third Amendment may be executed in any number of counterparts, which shall together constitute an entire original agreement, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Third Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. Any determination that any provision of this Third Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Third Amendment. The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection herewith and are not relying on any representations or warranties of the Administrative Agent or the Lenders or their counsel in entering into this Third Amendment. This Third Amendment shall constitute a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the day and year first above written.

ARC Properties Operating Partnership, L.P.,
a Delaware limited partnership

By:	/s/ Brian S. Block
Name: Brian S. Block
Title: EVP and Chief Financial Officer

AMERICAN REALTY CAPITAL PROPERTIES, INC., a Maryland corporation

By:	/s/ Brian S. Block
Name: Brian S. Block
Title: EVP and Chief Financial Officer

TIGER ACQUISITION, LLC, a Delaware limited liability company

By:	/s/ Brian S. Block
Name: Brian S. Block
Title: EVP and Chief Financial Officer

Signature Page to Third Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, SwingLine Lender, Issuing Bank and as a Lender

By:	/s/ Matt Ricketts
Name: Matt Ricketts
Title: Managing Director

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BARCLAYS BANK PLC,
as a Lender

By:	/s/ Noam Azachi
Name: NOAM AZACHI
Title: VICE PRESIDENT

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BANK OF AMERICA, N.A.
as a Lender

By:	/s/ Michael W. Edwards
Name: Michael W. Edwards
Title: Senior Vice President

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JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Rita Lai
Name: Rita Lai
Title: Senior Credit Banker

Signature Page to Third Amendment to Credit Agreement

Each of the undersigned, as Guarantor under that certain Amended and Restated Parent Guaranty Agreement dated as of February 28, 2013, hereby consents to the foregoing Third Amendment to Credit Agreement and acknowledges and agrees that the Amended and Restated Parent Guaranty Agreement executed by the undersigned dated as of February 28, 2013 remains in full force and effect.

AMERICAN REALTY CAPITAL PROPERTIES, INC., a Maryland corporation

By:	/s/ Nicholas S. Schorsch
Name: Nicholas S. Schorsch
Title: CEO & Chairman

TIGER ACQUISITION, LLC, a Delaware limited liability company

By:	/s/ Nicholas S. Schorsch
Name: Nicholas S. Schorsch
Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

Each of the undersigned, as Guarantor under that certain Subsidiary Guaranty Agreement dated as of February 14, 2013 (as amended and in effect from time to time) hereby consents to the foregoing Third Amendment to Credit Agreement and acknowledges and agrees that the Subsidiary Guaranty Agreement and each Pledge Agreement executed by the undersigned remains in full force and effect.

ARC INCOME PROPERTIES, LLC

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

Each of the undersigned, as Guarantor under that certain Subsidiary Guaranty Agreement dated as of February 14, 2013 (as amended and in effect from time to time) hereby consents to the foregoing Third Amendment to Credit Agreement and acknowledges and agrees that the Subsidiary Guaranty Agreement and each Pledge Agreement executed by the undersigned remains in full force and effect.

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ARCP DGCMROK001, LLC

ARCP DGCNYKS01, LLC

ARCP DGCRLAR001, LLC

ARCP DGCTNMO001, LLC

ARCP DGCVRMO01, LLC

ARCP DGDMDMO001, LLC

ARCP DGFPNAR01, LLC

ARCP DGGFDMO01, LLC

ARCP DGGRFAR001, LLC

ARCP DGHVLMO01, LLC

ARCP DGJNBIL001, LLC

ARCP DGLSNMO001, LLC

ARCP DGNWTOK01, LLC

ARCP DGOGVMO01, LLC

ARCP DGPCYFL01, LLC

ARCP DGPMRMO001, LLC

ARCP DGSJSMO01, LLC

ARCP DGSNCMO01, LLC

ARCP DGSNTMO01, LLC

ARCP DGWNAMO01, LLC

ARCP DGWSGMO01, LLC

ARCP GSFRENY001, LLC

ARCP GSPLTNY01, LLC

ARCP GSWARPA001, LLC

ARCP JDDPTIA01, LLC

ARCP MBDLSTX01, LLC

ARCP TSRGCTX01, LLC

ARCPWGEPTMI001, LLC

ARCPWGMRBSC001, LLC

CRE JV Mixed Five CT Branch Holdings LLC

CRE JV Mixed Five DE Branch Holdings LLC

CRE JV Mixed Five IL 3 Branch Holdings LLC

CRE JV Mixed Five IL 4 Branch Holdings LLC

CRE JV Mixed Five IL 5 Branch Holdings LLC

CRE JV Mixed Five MI 1 Branch Holdings LLC

CRE JV Mixed Five MI 2 Branch Holdings LLC

CRE JV Mixed Five MI 3 Branch Holdings LLC

CRE JV Mixed Five MI 4 Branch Holdings LLC

CRE JV Mixed Five MI 4 Branch Holdings LLC

CRE JV Mixed Five MI 5 Branch Holdings LLC

CRE JV Mixed Five MI 6 Branch Holdings LLC

CRE JV Mixed Five MI 7 Branch Holdings LLC

CRE JVMixed Five NH Branch Holdings LLC

Signature Page to Third Amendment to Credit Agreement

CRE JV Mixed Five OH 1 Branch Holdings LLC

CRE JV Mixed Five OH 2 Branch Holdings LLC

CRE JV Mixed Five OH 3 Branch Holdings LLC

CRE JV Mixed Five OH 4 Branch Holdings LLC

CRE JV Mixed Five OH 5 Branch Holdings LLC

CRE JV Mixed Five OH 6 Branch Holdings LLC

CRE JV Mixed Five OH 7 Branch Holdings LLC

CRE JV Mixed Five VT Branch Holdings LLC

ARC AABBVKY001, LLC

ARC AAMSEMI001, LLC

ARC AASNAKS001, LLC

ARC AALBYKY001, LLC

ARC AZCGOIL001, LLC

ARC CBSFDMA001, LLC

ARC CVSCDFL001, LLC

ARC DDOSCAR001, LLC

ARC FDDRTMI003, LLC

ARC FDKBYID001, LLC

ARC FDSTLMO002, LLC

ARC FMABLNC001, LLC

ARC FMAGRNC001, LLC

ARC FMABONC001, LLC

ARC FMTVLNC001, LLC

ARC HVVMNSD001, LLC

ARC KHHWLMI001, LLC

ARC KGWKEIA001, LLC

ARC QBFNTMI001, LLC

ARC TBHGHMA001, LLC

ARC TSOCTAL001, LLC

ARC VSEPKIL001, LLC

ARC WGDBNMI001, LLC

ARC WGLPSPR001, LLC

ARC WGLVSNV001, LLC

ARC WGLVNMI001, LLC

ARC WGPHXAZ001, LLC

By: /s/ Jesse C. Galloway____

Name:

Title:

Signature Page to Third Amendment to Credit Agreement